SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: November 7, 1997
                        (Date of earliest event reported)


                             OPEN PLAN SYSTEMS, INC.
        (Exact name of small business issuer as specified in its charter)


      Virginia                      0-20743               54-1515256
(State or other jurisdiction of   (Commission  (IRS Employer Identification No.)
 incorporation or organization)    File Number)

                              4299 Carolina Avenue,
                      Building C, Richmond, Virginia 23222
               (Address of principal executive office) (Zip Code)

                                 (804) 228-5600
                           (Issuer's telephone number)

Item 5. Other Matters


     On November 7, 1997, Open Plan Systems, Inc. (the Company) issued a press release announcing that Paul Covert had been named President and Chief Operating Officer of the Company. A copy of the press release is filed herewith as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits:

          99   Press Release dated November 7, 1997, published by the registrant

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        OPEN PLAN SYSTEMS, INC.


                                        BY: /s/ Neil F. Suffa
                                                Neil F. Suffa
                                                Corporate Controller

Date: November 10, 1997